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                                                             Exhibit 10(ii) (34)



AFCO                 Commercial Premium Finance Agreement
         401 Washington Avenue, P.O. Box 27413, Baltimore, MD 21285
                   Tel. Nos. (410) 2296-5000 (800) 288-4217
                                                                    Page 1 of 2

Agent                                  Insured
(Name and Address)  70-37-11798-1      (Name and Address as shown on the policy)




MARSH USA INC                          The IT Group
Attn: Paul Hoyt                        2790 Mosside Blvd.
Six PPG Place, Ste 300                 Monroeville, PA 15146
Pittsburgh, PA 15222
(412) 552-5000

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

A) Total Premiums            B) Down Payment     C) Amount Financed            D) Finance Charge         E) Total  Payments
   8,200,000.00                 749,180.64          7,450,819.36                  790,167.68                 8,240,987.04

F) Annual Percentage Rate    No. of Payments     Amount of Payments            First Installment Due     Installment Due Dates
   6.870%                    11 (Quarterly)      749,180.64                    12/1/99                   1st

                                                       SCHEDULE OF POLICIES

Policy Prefix and                                Name of Insurance Company
 Numbers                                         and Name and Address
                                                 of General or Policy
                      Effective Date of          Issuing Agent or              Type of                   Months      Premiums $
                      Policy/Inst.               Intermediary                  Coverage                  Covered
                      06/01/1999                 AMERICAN INTL SPEC LINES NS   POLL                      360         8.200.000.00
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                      7075728-1

(1) DEFINITIONS: The above named Insured ("the insured") is debtor, AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed, "insurance company" or "company ", "insurance policy" or "policy" and "premium " refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law,
Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein.

NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

  INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT

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
The IT Group, Inc.        X /s/  James J. Pierson                    V.P., Finance                          September 15, 1999
------------------------    --------------------------------------   -----------------------------------    ---------------------
INSUREDS NAME               SIGNATURE OF INSURED OR                  TITLE                                  DATE
                            AUTHORIZED REPRESENTATIVE

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09101999Pafxiadaiiixiaxaiii

                        AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, pollicies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-
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rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

       IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

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


______________________   _______________________________      __________________   ______________________
AGENT OR BROKER          SIGNATURE OF AGENT OR BROKER         TITLE                DATE
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2. LIMITED POWER OF ATTORNEY:  The insured irrevocable appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

3. PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

4. SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgages or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

5. WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgages and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

6. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.

7. ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

8. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

9. NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act I all matters for the others.

10. FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies. Interest earns as of 9/1/99.

11.AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the Insured.

12. DEFAULT CHARGES: If the insured is late in making an Installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

13. DISHONORED CHECK: If an insureds' check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

14. CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to
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AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

15.CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

16.MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

17. ATTORNEY FEES - COLLECTION EXPENSE: If, for collection , this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

18. REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

19. INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

20. NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insurance obtaining insurance coverage.

21. SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

22. LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

23. ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.



                                  ADDENDUM A

            BY AND BETWEEN AFCO CREDIT CORPORATION AND THE IT GROUP

It is agreed that any failure to made any payment when due pursuant to this premium finance agreement shall also be deemed an event of default with respect to a premium finance agreement bearing account no. 70-75728-1. Such default will result in cancellation of all insurance coverage financed pursuant to both such premium finance agreements. Furthermore, any failure to make any payment when due pursuant to a premium finance agreement bearing account no 70-75728-1 shall be deemed an event of default with respect to this premium finance agreement. It is further agreed that the collateral that secures each premium finance agreement shall secure both premium finance agreements.